Nature of Business and Basis of Presentation (Details) - Vicarious Surgical US Inc. [Member] - USD ($)	1 Months Ended
	Sep. 17, 2021	Dec. 31, 2020
Nature of Business and Basis of Presentation (Details) [Line Items]
Shares of D8 common stock (in Shares)	3.29831
Total proceeds of redemptions	$ 77,590
Purchase an aggregate of shares (in Shares)	14,200,000
Class A common stock for a purchase price	$ 142,000
Cash	190,288
Net of transaction costs	$ 29,302
Accumulated deficit		$ 31,600,000